UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

January 18, 2024

Date of Report (Date of earliest event reported)

PRINCETON BANCORP, INC.

(Exact name of registrant as specified in its charter)

Pennsylvania	001-41589	88-4268702
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Ident. No.)

	183 Bayard Lane, Princeton, New Jersey	08540
	(Address of principal executive offices)	(Zip Code)

(609) 921-1700

Registrant’s telephone number, including area code

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4 (c))

Securities registered or to be registered pursuant to Section 12(b) of the Act

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, no par value	BPRN	The Nasdaq Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01	Entry Into A Material Definitive Agreement

On January 18, 2024, Princeton Bancorp, Inc. (the “Company”), the holding company for The Bank of Princeton, a New Jersey chartered bank, entered into an Agreement and Plan of Merger (the “Merger Agreement”) with Cornerstone Financial Corporation, a New Jersey corporation (“CFC”) and holding company for Cornerstone Bank, a New Jersey chartered bank. Pursuant to the terms and conditions set forth in the Merger Agreement, CFC will merge with and into the Company, with the Company surviving (the “Merger”).

At the effective time of the Merger, each share of CFC’s common stock issued and outstanding immediately prior to the effective time of the Merger (the “CFC Common Shares”) will be converted into the right to receive 0.24 shares of Company common stock, provided that if the sum of CFC’s shareholders’ equity and allowance for loan losses as of the month end immediately prior to the effective time of the Merger, calculated in accordance with the terms of the Merger Agreement, is less than the sum of CFC’s shareholders’ equity and allowance for loan losses as of September 30, 2023, also calculated in accordance with the terms of the Merger Agreement ($26.8 million), the per share exchange ratio for the CFC Common Shares will be reduced to reflect the amount of such decrease. Each share of CFC’s preferred stock outstanding will be exchanged for its stated value of $1,000 per share in cash, or an aggregate consideration of $3.34 million.

The Merger Agreement has been approved by the boards of directors of each of the Company and CFC. Subject to receiving the requisite approval of the Merger Agreement by CFC’s shareholders, the receipt of the required regulatory approvals (including the approval or waiver of the Board of Governors of the Federal Reserve System, the Federal Deposit Insurance Corporation, and the New Jersey Department of Banking and Insurance), the parties anticipate that the Merger will close in the second or third quarter of 2024 and have agreed that the Merger will not close prior to June 1, 2024.

The Merger Agreement contains customary representations and warranties from each of the Company and CFC, each with respect to its business, the Merger Agreement and the Merger. In addition, the Merger Agreement includes customary covenants, including, among others, (i) covenants by CFC relating to the conduct of its business during the interim period between the execution of the Merger Agreement and the effective time of the Merger, (ii) covenants by CFC relating to CFC’s obligation to call a meeting of its shareholders to approve the Merger Agreement, (iii) a covenant by CFC, subject to certain exceptions, to recommend that its shareholders approve the Merger Agreement, and (iv) covenants by CFC not to, subject to certain exceptions, initiate, solicit, induce or encourage or take any action to facilitate (including by providing non-public information) any inquiries or proposals with respect to any acquisition proposals or engage in discussions with third parties relating to any acquisition proposal.

The Merger Agreement provides certain termination rights for each of the Company and CFC, including, among others, if the closing of the Merger has not been completed by December 31, 2024. In addition, CFC may terminate the Merger Agreement under certain circumstances, including if, after the good faith determination by its board of directors that it has received an unsolicited bona fide “superior proposal,” which remains a superior proposal after any proposed modification of the Merger Agreement, if any, by the Company, CFC enters into a definitive agreement with respect to, or consummates a transaction which is the subject of, such superior proposal. In addition, CFC may terminate the Merger Agreement following the CFC shareholders’ meeting to vote on the Merger Agreement, if CFC (i) has received an acquisition proposal prior to such meeting, (ii) has not breached certain of its obligations under the Merger Agreement and (iii) has failed to obtain the shareholder approval required by law at the meeting.

The Company may terminate the Merger Agreement if CFC (i) withdraws its recommendation or fails to recommend the Merger Agreement, (ii) modifies or changes in any manner adverse to the Company its recommendation that the shareholders of CFC vote in favor of the adoption of the Merger Agreement, (iii) fails to recommend against acceptance of any publicly disclosed tender offer or exchange offer for outstanding CFC Shares by any person (other than the Company or any affiliate of the Company) within a 10 business day period, or (iv) recommends or endorses an acquisition proposal. If the Merger Agreement is terminated under certain circumstances, CFC must pay a termination fee of $849,000 to the Company.

Under the Merger Agreement, the Company has agreed to, as of the effective time of the Merger, (a) increase the size of its board of directors by one member, and cause The Bank of Princeton, its wholly owned subsidiary, to do the same, and (b) appoint one member of the board of directors of CFC, to be selected by the Nominating/Governance Committee of the Company, to the boards of directors of the Company and The Bank of Princeton, respectively. The Company may also establish a Philadelphia/Southern New Jersey advisory board to advise the Company on operations in such market area following the Merger. If it does, it will appoint the remaining CFC directors to such advisory board.

The foregoing description of the Merger Agreement is qualified in its entirety by the full text of the Merger Agreement, which is attached hereto as Exhibit 2.1 and is incorporated herein by reference.

The Merger Agreement is not intended to provide any factual information about the Company, CFC or their respective subsidiaries and affiliates to investors. The representations, warranties and covenants contained in the Merger Agreement were made only for purposes of that agreement and as of specific dates, were solely for the benefit of the parties to the Merger Agreement, are subject to limitations agreed upon by the parties as stated in the Merger Agreement, including being qualified by confidential disclosure schedules made for the purposes of allocating contractual risk between the parties to the Merger Agreement instead of establishing these matters as facts, and are, in some cases, subject to standards of materiality applicable to the contracting parties that differ from those applicable to investors under applicable securities law standards of materiality. Moreover, information concerning the subject matter of the representations, warranties and covenants may change after the date of the Merger Agreement, which subsequent information may or may not be fully reflected in public disclosures by the Company or CFC. Therefore, the disclosure included in this Current Report on Form 8-K regarding the Merger Agreement and the Merger should be read together with the other information concerning the Company or CFC that is publicly filed in reports and statements with the SEC.

Item 8.01	Other Events

In connection with the Merger Agreement, the directors and executive officers (in their capacity as shareholders) of CFC have entered into Support Agreements pursuant to which they have agreed to vote shares of CFC common stock owned beneficially or of record by them, representing approximately 29.6% of the total outstanding shares of CFC as of the date hereof, (i) in favor of the Merger Agreement and related matters, and (ii) against any proposal made in competition with the Merger. The foregoing description of the Support Agreements does not purport to be complete and is qualified entirely by reference to the full text of the Support Agreements. The form of this agreement is attached as an exhibit to the Merger Agreement and is incorporated by reference.

Item 9.01	Financial Statements and Exhibits.

(d)    Exhibits.

2.1	Agreement and Plan of Merger, dated January 18, 2024, by and between Princeton Bancorp, Inc. and Cornerstone Financial Corporation*

104	Cover Page Interactive Data File (embedded within the inline XBRL document).

*	The schedules have been omitted pursuant to Item 601(b)(2) of Regulation S-K. The Company agrees to furnish a copy of such schedules, or any section thereof, to the SEC upon request.

Cautionary Notes on Forward-Looking Statements

This communication contains forward-looking statements, including statements about future results. Investors are cautioned that all forward-looking statements involve risks and uncertainty. These forward-looking statements may include: management plans relating to the Merger; the expected timing of the completion of the Merger; the ability to complete the Merger; the ability to obtain any required regulatory, stockholder or other approvals, authorizations or consents; any statements of the plans and objectives of management for future operations, products or services, including the execution of integration plans relating to the Merger; any statements of expectation or belief; any projections or plans related to certain financial or operational metrics; and any statements of assumptions underlying any of the foregoing. Statements preceded by, followed by or that include the words “may,” “could,” “should,” “pro forma,” “would,” “believe,” “expect,” “anticipate,” “estimate,” “intend,” “plan” or similar expressions generally indicate a forward-looking statement. These forward-looking statements involve risks and uncertainties that are subject to change based on various important economic, regulatory, legal and technological factors, among others, that could cause the Company’s financial performance to differ materially from the goals, plans, objectives, intentions and expectations expressed in such forward-looking statements. The Company does not undertake to update any forward-looking statement, whether written or oral, that may be made from time to time by or on behalf of the Company.

Factors that could cause or contribute to such differences include, but are not limited to, those included under the “Risk Factor” section and elsewhere in the Company’s Annual Report on Form 10-K for the year ended December 31, 2022, and in Part II, Item 1A of its quarterly report on Form 10-Q for the quarter-ended March 31, 2023, as well as those disclosed in the Company’s other periodic reports filed with the SEC, as well as the possibility that expected benefits of the Merger may not materialize in the timeframe expected or at all, or may be more costly to achieve; that the Merger may not be timely completed, if at all; that prior to the completion of the Merger or thereafter, the Company’s and CFC’s respective businesses may not perform as expected due to transaction-related uncertainty or other factors; that the parties are unable to successfully implement integration strategies related to the Merger; that required regulatory, stockholder or other approvals, authorizations or consents in connection with the Merger are not obtained or other customary closing conditions are not satisfied in a timely manner or at all; reputational risks and the reaction of the companies’ stockholders, customers, employees and other constituents to the Merger; and diversion of management time as a result of the matters related to the Merger. These risks, as well as other risks associated with the Merger will be more fully discussed in the prospectus of the Company and proxy statement of CFC that will be included in the registration statement on Form S-4 that will be filed with the SEC in connection with the Merger. The list of factors presented here, and the list of factors that will be presented in the registration statement on Form S-4, is not, and should not be, considered a complete statement of all potential risks and uncertainties. Unlisted factors may present significant additional obstacles to the realization of forward-looking statements. For any forward-looking statements made in this communication or in any documents, the Company or CFC claim the protection of the safe harbor for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995.

Annualized, pro forma, projected and estimated numbers are used for illustrative purposes only, are not forecasts and may not reflect actual results.

Additional Information about the Proposed Transaction

This communication is being made in respect of the proposed transaction involving the Company and CFC.

In connection with the proposed transaction with CFC, the Company intends to file a registration statement on Form S-4 containing a prospectus of the Company and proxy statement of CFC and other documents with the SEC. Before making any voting or investment decision, the investors and stockholders of CFC are urged to carefully read the entire prospectus of the Company and proxy statement of CFC when they become available and any other documents filed by the Company with the SEC, as well as any amendments or supplements to those documents, because they will contain important information about the Company, CFC and/or the proposed transaction. When available, copies of the prospectus of the Company and proxy statement of CFC Bancorp will be mailed to the stockholders of CFC. CFC investors and stockholders are also urged to carefully review and consider the Company’s public filings with the SEC, including but not limited to its Annual Reports on Form 10-K, proxy statements, Current Reports on Form 8-K and Quarterly Reports on Form 10-Q. When available, copies of the prospectus of the Company and the proxy statement of CFC also may be obtained free of charge at the SEC’s web site at http://www.sec.gov. You may also obtain these documents, free of charge, from the Company by accessing the Company’s website at https://thebankofprinceton.com/ under the tab “Investor Relations” and then under the heading “Financial Information” under the sub-heading “Public Filings”.

Participants in the Solicitation

The Company, CFC and certain of their respective directors and executive officers, under the SEC’s rules, may be deemed to be participants in the solicitation of proxies of CFC’s stockholders in connection with the Merger. Information about the directors and executive officers of the Company and their ownership of Company common stock is set forth in the proxy statement for the Company’s 2023 Annual Meeting of Shareholders, as filed with the SEC on Schedule 14A on April 3, 2023. Additional information regarding the interests of those participants and other persons who may be deemed participants in the solicitation of proxies of CFC’s stockholders in connection with the Merger may be obtained by reading the proxy statement of CFC and prospectus of the Company regarding the Merger when they become available. Once available, free copies of the proxy statement of the CFC and prospectus of the Company may be obtained as described on the previous page.

No Offer or Solicitation

This communication is not intended to and shall not constitute an offer to sell or the solicitation of an offer to sell or the solicitation of an offer to buy any securities or a solicitation of any vote of approval, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended.

For The Bank of Princeton:

Edward J. Dietzler, President and CEO

Phone: (609) 454-0717

Or

For Cornerstone:

Gene D’Orazio, President and CEO

Phone: (856) 380-8050

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PRINCETON BANCORP. INC.

Dated: January 18, 2024

	By:	/s/ George S. Rapp
George S. Rapp
Executive Vice President and Chief Financial Officer